U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2006

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	000-33127 (Commission File Number)	98-0339467 (I.R.S. Employer Identification No.)

9282 GENERAL DRIVE, SUITE 100, PLYMOUTH, MI	48170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (734) 207-0338

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27 and February 28, 2006, the Board of Directors of AmeriChip International Inc. announced that it has entered into a licensing agreement with its President and Chief Executive Officer, Marc Walther for the use of his patented metal polishing technology.

A copy of the February 27, 2008 press release and the February 28, 2006 clarification press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits Furnished.

99.1	Press Releases, dated February 27, 2006 and February 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

Date: March 8, 2006	By:	/s/ Marc Walther

Marc Walther
President and Chief Executive Officer